Financial expense, net	12 Months Ended
Dec. 31, 2023
Financial expense, net [Abstract]
Financial expense, net
Note 23.- Financial expense, net

The following table sets forth financial income and expense for the years ended December 31, 2023, 2022 and 2021:

	For the year ended December 31,
Financial income	2023	2022	2021
Interest income on deposits and current accounts	21,715	7,740	3,580
Interest income from loans and credits	2,942	1,299	2,066
Interest rates gains on derivatives: cash flow hedges	350	1,110	316
Total	25,007	10,149	5,962

	For the year ended December 31,
Financial expense	2023	2022	2021
Interest on loans and notes	(350,347)	(292,043)	(302,558)
Interest rates gains/(losses) on derivatives: cash flow hedges	26,598	(38,402)	(58,340)
Total	(323,749)	(330,445)	(360,898)

Interest income on deposits and current accounts increased in 2023 mostly due to higher remuneration of deposits resulting from higher interest rates.

Interest expense on loans and notes primarily include interest on corporate and project debt which increase in 2023 is primarily due to the increase in variable spot interest rates. Considering interest gains on hedge instruments of such loans and notes, total interest decreased in 2023 as in 2022, which is primarily due to the repayment of project and corporate debt in accordance with the financing arrangements.
Gains and losses from interest rate derivatives designated as cash flow hedges primarily correspond to transfers from equity to financial income or expense when the hedged item impacts the consolidated profit and loss statement. The decrease on losses and increase of gains in 2023 compared to 2022 and 2021 is due to an increase in the spot interest rates in 2023 and 2022 compared to the previous year, which implies lower interest payments or higher payments received from the derivatives instruments contracted.

Net exchange differences

Net exchange differences primarily correspond to realized and unrealized exchange gains and losses on transactions in foreign currencies as part of the normal course of the business of the Company, and to the change in fair value of caps hedging the net cash flows in Euros of the Company, which was largely stable in 2023 while it accounted for an income in 2022.

Other financial income/(expense), net

The following table sets out Other financial income/(expense), net for the years 2023, 2022 and 2021:

	For the year ended December 31,
Other financial income/(expense), net	2023	2022	2021
Other financial income	8,863	20,539	28,742
Other financial losses	(25,546)	(21,434)	(16,571)
Total	(16,683)	(895)	12,171

Other financial income in 2023 primarily include $3.9 million of income further to the change in the fair value of the conversion option of the Green Exchangeable Notes (Note 15) since December 2022, and $0.1 million of income for non-monetary change to the fair value of derivatives of Kaxu for which hedge accounting is not applied ($12.0 million and $6.2 million of income in 2022, respectively, and $9.2 million and $7.6 million of income in 2021, respectively).

Other financial losses primarily include guarantees and letters of credit, other bank fees and non-monetary interest expenses for updating the present value of provisions and other long-term liabilities reflecting the passage of time.